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                                                                 EXHIBIT (10)(k)

                         NON-NEGOTIABLE PROMISSORY NOTE


$7,500,000.00                                                  Lansing, Michigan
                                                         Date: February 12, 1998


         FOR VALUE RECEIVED, and intending to be legally bound, the undersigned, a Michigan corporation, promises to pay to PICOM Insurance Company, hereinafter called "Noteholder," at 2600 Professionals Drive, Okemos, Michigan 48864, or such other address in the United States as the Noteholder shall stipulate by written notice to the undersigned, on or before the "Maturity Date" (as hereinafter defined), the principal amount of SEVEN MILLION FIVE HUNDRED THOUSAND AND 00/100 DOLLARS ($7,500,000.00), hereinafter called "Principal", together with interest thereon at a rate per annum equal to the rate at which interest accrues on the "INSCO Investment" (as hereinafter defined).

         Payment is to be made absolutely and unconditionally without defenses, set-offs, rights of equitable relief, or claims or counterclaims of any kind whatsoever.

         If any of the following events shall occur, the outstanding principal balance of this Note together with accrued interest thereon shall, on demand by the Noteholder, be immediately due and payable: (i) any amount owing under this
Note is not paid when due; (ii) the making of an assignment by the undersigned for the benefit of creditors; (iii) the commencement of a case by or against the undersigned under any bankruptcy, rehabilitation, debt adjustment, liquidation or receivership law (state or federal); (iv) the issuing of any attachment or garnishment against any property of the undersigned; (v) the liquidation or dissolution of the undersigned; (vi) the sale of a material portion of the business and assets of the undersigned; or (vi) the undersigned fails to perform any obligations under, or comply with any of the provisions of, this Note. Such right is in addition to all other rights and remedies at law or in equity, all rights and remedies available to a noteholder under applicable law and all rights and remedies provided in any other agreement executed in connection with this transaction that may be available to Noteholder.

         All payments made hereunder shall be applied first to accrued interest and the remainder, if any, to reduction of principal. The undersigned may prepay, in whole or in part, at any time and from time to time, without premium or penalty, the principal amount outstanding hereunder. The undersigned hereby acknowledges and agrees that the books and records of Noteholder shall be the best evidence of the principal amount and the unpaid interest amount owing at any time hereunder and shall be conclusive absent error.

         In the event that any action is taken by Noteholder to enforce the obligations of this Note, the undersigned hereby agrees to pay all expenses incurred, including reasonable attorneys' fees and expenses incurred by Noteholder if this Note is placed in the hands of an attorney for collection (whether or not by way of litigation) or if collected through probate, bankruptcy or other judicial proceedings.

         After maturity, interest shall accrue on the unpaid principal balance of a rate per annum equal to the rate at which interest accrues on the INSCO Investment.

         The proceeds of this Note shall be used by the undersigned solely for the purpose of acquiring 100% of the authorized capital stock of PPTF Merger Insurance Company ("INSCO"), a newly formed Florida stock insurance company, that was formed on behalf of the undersigned for the sole purpose of merging with and into Physicians Protective Trust Fund ("PPTF") and for no other purpose. The




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undersigned shall cause INSCO to invest all cash of INSCO in such investments as are acceptable to Noteholder (the "INSCO Investment"). The undersigned shall not engage in, and the undersigned shall neither cause nor permit INSCO to engage in, any business activities other than such activities as are (i) expressly contemplated by the First Amended and Restated Agreement and Plan of Merger dated as of October 3, 1997 by and among the undersigned, PPTF and Noteholder (the "Agreement"), or (ii) expressly consented to in writing by Noteholder. This
Note is secured by a pledge agreement of even date herewith by the undersigned for the benefit of Noteholder and reference is made thereto for the terms and conditions thereof.

         "Maturity Date" means that date that is earlier of (i) the date on which the merger of INSCO with and into PPTF pursuant to the Agreement is consummated and (ii) December 31, 1998.

         Notwithstanding anything to the contrary, under no circumstances will interest accrue or be payable at a rate in excess of the maximum rate allowed by the laws of the State of Michigan. If the Noteholder has collected interest in excess of the maximum rate, the only remedy of the undersigned, and of each of them, shall be that the Noteholder shall apply such excess interest as a full or partial prepayment of the unpaid balance of the principal amount to the extent of the unpaid principal balance, and to refund any additional excess amount to the undersigned.

         This Note shall be governed and construed in accordance with the internal laws of the State of Michigan without regard to any otherwise applicable principles of conflicts of law.

         If any provision of this Note shall be held to be invalid or unenforceable in any jurisdiction in which this Note is sought to be enforced, such invalidity or unenforceability shall not affect any other provisions hereof, and this Note shall be construed as if such invalid or unenforceable provision were omitted.

         The undersigned, and all endorsers, guarantors, and sureties, hereby waives diligence, presentment, demand for payment, notice of dishonor, protest and notice of protest, and any and all notices of nonpayment, nonperformance or nonobservance, or proofs, notices or demands hereunder other than as expressly provided herein in connection with the delivery, acceptance, performance, default, or enforcement of payment of this Note.

         Time is of the essence with respect to all of the undersigned's obligations and agreements under this Note.

         This Note shall inure to the benefit of the Noteholder and each of Noteholder's successors, assigns, heirs and representatives, and shall be binding upon the undersigned and each of its successors and assigns.

         The undersigned irrevocably consents to the jurisdiction of the courts of the State of Michigan, and of any federal court located in Michigan, with regard to any disputes involving this Note or any obligations of the undersigned, waives trial by jury in any action, proceeding or counterclaim brought by the undersigned, and agrees not to raise and waives any objection to or defense based upon the venue of any such court, forum non coveniens, or the like. The undersigned agrees not to bring any action or other proceeding with respect to this Note or with respect to any of its obligations hereunder in any other court unless such courts of the State of Michigan determine that they do not have jurisdiction in the matter. In any such action or proceeding, the undersigned irrevocably waives personal service of any



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summons, complaint, or other process and irrevocably agrees to accept service of process by certified mail, return receipt requested, to its address set forth below.

         IN WITNESS WHEREOF, the undersigned, intending to be legally bound hereby, has executed this Note the date and year first above written.

ATTEST:                                         PROFESSIONALS INSURANCE COMPANY
                                                 MANAGEMENT GROUP

         VOID                                             VOID
_________________________                       By: __________________________
Name:    Annette E. Flood                           Name:    Victor T. Adamo
Title:   Secretary                                  Title:   President & Chief
                                                             Executive Officer


STATE OF MICHIGAN            )
                             ) ss
COUNTY OF INGHAM             )

Sworn and subscribed before me
by Victor T. Adamo this
12th day of February, 1998.

_____________________________________

Notary Public
_______________ County, ____________
My Commission expires: _____________






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